--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2000

Dear Shareholder:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

      Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

      This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein
----------------------                    ------------------------
Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                               November 30, 2000

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Advisor to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:

                         -------------------------------------------------------
                           10/31/00   10/31/99    CHANGE       HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE              $6.375      $6.125      4.08%     $6.50     $5.625
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)    $7.23       $7.31      (1.09)%    $7.34     $6.90
--------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE     5.75%       6.02%     (4.49)%     6.79%     5.58%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

      Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

      For the annual period ending October 31, 2000 mortgages posted positive returns and outperformed the broader market. Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 7.56% total return versus 7.30% for the LEHMAN BROTHERS AGGREGATE INDEX. GNMAs performed well during this period as mortgage rates hovering near 8% throughout the year caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The Trust significantly reduced its allocation to Treasuries and reallocated assets to higher yielding spread products as yields on mortgages and other spread products increased relative to Treasuries. The Trust increased Adjustable & Inverse Floating Rate Mortgages as the cheapening of the 1-year Constant Maturity Treasury (CMT) Index increased coupons on CMT ARMs. The Trust continually increased its holdings of IOs (Interest-Only securities) throughout the period as a defensive strategy. IOs help to protect the value of a portfolio in a rising interest rate environment by appreciating when mortgages extend.

      The following chart compares the Trust's current and October 31, 1999 asset composition:

------------------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
------------------------------------------------------------------------------------------
 COMPOSITION                                         OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------------------------
 Adjustable & Inverse Floating Rate Mortgages                26%               8%
------------------------------------------------------------------------------------------
 Interest Only Mortgage-Backed Securities                    21%              16%
------------------------------------------------------------------------------------------
 Principal Only Mortgage-Backed Securities                   12%               9%
------------------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs                11%              11%
------------------------------------------------------------------------------------------
 FHA Project Loans                                           9%                9%
------------------------------------------------------------------------------------------
 Mortgage Pass-Throughs                                      8%               16%
------------------------------------------------------------------------------------------
 U.S. Government Securities                                  7%               19%
------------------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities                       4%                4%
------------------------------------------------------------------------------------------
 Non-Agency Multiple Class Mortgage Pass-Throughs            2%                5%
------------------------------------------------------------------------------------------
 Asset-Backed Securities                                     --                3%
------------------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock Income Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito                   /s/ Keith T. Anderson                    /s/ Michael P. Lustig
-----------------------------------    ---------------------------------------  ---------------------------------------
Robert S. Kapito                       Keith T. Anderson                        Michael P. Lustig
Vice Chairman and Portfolio Manager    Managing Director and                    Managing Director and Portfolio Manager
BlackRock Advisors, Inc.               Chief Investment Officer - Fixed Income  BlackRock Advisors, Inc.
                                       BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                              BKT
--------------------------------------------------------------------------------
   Initial Offering Date:                                     July 22, 1988
--------------------------------------------------------------------------------
   Closing Stock Price as of 10/31/00:                            $6.375
--------------------------------------------------------------------------------
   Net Asset Value as of 10/31/00:                                $7.23
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 10/31/00 ($6.375) (1):       8.82%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share (2):                   $0.046875
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share (2):                $0.562500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--112.1%
                       MORTGAGE PASS-THROUGHS--9.5%
                       Federal Home Loan Mortgage Corp.,
              $  999     6.50%, 5/01/29 - 5/01/30 ................  $   960,786
               2,214@    7.50%, 7/01/07 - 2/01/23 ................    2,211,544
                 614@    8.00%, 11/01/15 .........................      623,262
                 758@    8.50%, 10/01/06 - 3/01/08, 15 Year ......      784,511
               1,304     9.00%, 9/01/20 ..........................    1,347,783
                       Federal National Mortgage Association,
               2,778@    5.50%, 12/01/13 - 2/01/14, 15 Year ......    2,617,607
               8,027@    6.50%, 2/01/26 - 6/01/29 ................    7,719,214
               6,142@    7.00%, 6/01/26 - 9/01/29 ................    6,019,901
               5,554@    7.50%, 11/01/14 - 9/01/23,
                           18 Year Multifamily ...................    5,544,934
               2,829@    8.00%, 5/01/08 - 5/01/22,
                           Multifamily ...........................    2,858,682
               1,411     9.497%, 6/01/24, Multifamily ............    1,438,442
                  45     9.50%, 1/01/19 - 6/01/20 ................       46,912
                       Government National Mortgage
                         Association,
                 464     7.00%, 10/15/17 .........................      457,730
               5,068@    7.50%, 8/15/21 - 12/15/23 ...............    5,085,561
               4,824@    8.00%, 10/15/22 - 2/15/29 ...............    4,905,930
                  12     8.50%, 5/15/01 - 2/15/17 ................       12,609
                 374     9.00%, 6/15/18 - 9/15/21 ................      386,428
                                                                    -----------
                                                                     43,021,836
                                                                    -----------

                       FEDERAL HOUSING ADMINISTRATION--9.9%
               2,967   Beachtree, Series 87430,
                         10.25%, 6/01/32 .........................    3,054,696
                       GMAC,
               5,403     Series 33, 7.43%, 9/01/21 ...............    5,284,673
               2,052     Series 46, 7.43%, 1/01/22 ...............    2,003,051
                 844     Series 48, 7.43%, 6/01/22 ...............      824,477
               1,198     Series 51, 7.43%,
                           6/26/01 - 2/01/23 .....................    1,170,583
               6,603     Series 56, 7.43%, 11/01/22 ..............    6,449,676
               1,130   Merrill, Series 54, 7.43%, 5/15/23 ........    1,103,683
               4,111   Parkside, 7.30%, 2/01/13 ..................    4,073,648
                 989   Reilly, Series 41, 8.767%, 3/01/20 ........    1,012,952
               2,818   Tuttle Grove, 7.25%, 10/01/35 .............    2,787,059
                       USGI,
               4,124     Polaris, Series 982, 7.43%, 11/01/21 ....    4,029,341
                 834     Series 87, 7.43%, 12/01/22 ..............      816,527
               3,435     Series 99, 7.43%, 10/01/23 ..............    3,365,342
               2,621     Series 6302, 7.43%, 12/01/21 ............    2,558,339
                                                                    -----------
               6,680   Yorkville, Series 6094, 7.43%,
                         6/01/21                                      6,524,265
                                                                    -----------
                                                                     45,058,312
                                                                    -----------

                       AGENCY MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS--12.0%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
               4,066     Series 1104, Class 1104-L,
                           6/15/21 ...............................    4,207,292
               1,708     Series 1347, Class 1347-HC,
                           12/15/21 ..............................    1,606,444
                 450     Series 1541, Class 1541-T,
                           7/15/23 ...............................      358,208
                 633     Series 1559, Class 1559-WA,
                           7/15/22 ...............................      611,916
               3,000@    Series 1577, Class 1577-SC,
                           9/15/23 ...............................    2,495,156
              13,281@    Series 1584, Class 1584-FB,
                           9/15/23 ...............................   13,762,787
               2,169     Series 1601, Class 1601-SE,
                           10/15/08 ..............................    1,744,959
               2,918     Series 1604, Class 1604-MB,
                           11/15/08 ..............................    2,388,801
                  21     Series 1609, Class 1609-KA,
                           11/15/23 ..............................       20,617
               5,000     Series 1649, Class 1649-S,
                           12/15/08 ..............................    4,943,750
               3,248     Series 1896, Class 1896-PA,
                           11/15/23 ..............................    2,412,010
                       Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
               1,371@    Trust 1988-16, Class 16-B,
                           6/25/18 ...............................    1,468,628
               2,397@    Trust 1990-12, Class 12-G,
                           2/25/20 ...............................    2,187,822
               3,802     Trust 1992-43, Class 43-E,
                           4/25/22 ...............................    3,830,060
               5,000     Trust 1993-79, Class 79-SE,
                           1/25/22 ...............................    4,431,250
                 450     Trust 1993-87, Class 87-L,
                           6/25/23 ...............................      418,753
               1,598     Trust 1993-224, Class 224-SD,
                           11/25/23 ..............................    1,481,734
               6,797@    Trust 1996-14, Class 14-M,
                           10/25/21 ..............................    6,030,251
                 502     Trust 1997-43, Class 43-G,
                           4/18/27 ...............................      338,210
                                                                    -----------
                                                                     54,738,648
                                                                    -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       NON-AGENCY MULTIPLE CLASS
                       MORTGAGE PASS-THROUGHS--2.8%
AAA          $ 9,464   Credit Suisse First Boston Mortgage
                         Certificates,
                         Series 2000-1, Class 2A,
                           3/15/15 ...............................  $ 9,144,898
AAA            1,138   Salomon Capital Access Corp.,
                         Series 1986-1, Class C,
                           9/01/15 ...............................    1,151,191
                                                                    -----------
AAA            2,693   Summit Mortgage Trust,
                         Series 2000-1, Class B1,**
                           12/28/12 ..............................    2,592,354
                                                                    -----------
                                                                     12,888,443
                                                                    -----------
                       ADJUSTABLE & INVERSE FLOATING
                       RATE MORTGAGES--29.0%
AAA              181@  Collateralized Mortgage Obligation Trust,
                         Series 13, Class Q,
                           1/20/03 ...............................      180,548
                       Countrywide Funding Corp.,
                         Mortgage Certificates,
AAA            3,394     Series 1993-10, Class A-8,
                           1/25/24 ...............................    2,947,046
AAA            6,202     Series 1994-09, Class A-16,
                           5/25/24 ...............................    5,038,731
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage Participation
                         Certificates,
                 450     Series 1160, Class 1160-F,
                           10/15/21 ..............................      440,523
               8,223     Series 1518, Class 1518-G,
                           5/15/23 ...............................    4,959,288
               2,879     Series 1526, Class 1526-SA,
                           6/15/23 ...............................    2,084,914
               2,558     Series 1570, Class 1570-SA,
                           8/15/23 ...............................    2,289,528
               2,948     Series 1580, Class 1580-SD,
                           9/15/08 ...............................    2,734,494
               3,219     Series 1587, Class 1587-SE,
                           5/15/08 ...............................    2,834,104
               1,109     Series 1590, Class 1590-OA,
                           10/15/23 ..............................    1,164,724
               4,517@    Series 1598, Class 1598-S,
                           10/15/08 ..............................    4,016,930
               1,457     Series 1616, Class 1616-SB,
                           11/15/08 ..............................    1,458,066
               4,785     Series 1625, Class 1625-SC,
                           12/15/08 ..............................    3,884,935
               5,769@    Series 1627, Class 1627-S,
                           12/15/23 ..............................    4,174,450
               5,038     Series 1627, Class 1627-SC,
                           12/15/23 ..............................    2,735,385
               3,084     Series 1629, Class 1629-OD,
                           12/15/23 ..............................    1,948,598
               3,165     Series 1666, Class 1666-S,
                           1/15/24 ...............................    2,634,605
               1,139     Series 1669, Class 1669-MD,
                           2/15/24 ...............................    1,023,615
               2,250     Series 1688, Class 1688-S,
                           12/15/13 ..............................    2,137,500
               5,778     Series 1699, Class 1699-ST,
                           3/15/24 ...............................    4,170,787
                 457     Series 1862, Class 1862-SF,
                           4/15/23 ...............................      431,625
               6,689     Series 2190, Class 2190-S,
                           10/15/14 ..............................    6,182,866
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
                 243     Trust G93-27, Class 27-SB,
                           8/25/23 ...............................      169,499
               1,208     Trust 1991-38, Class 38-F,
                           4/25/21 ...............................    1,261,341
               1,225     Trust 1991-38, Class 38-SA,
                           4/25/21 ...............................    1,182,724
               1,186     Trust 1991-87, Class 87-S,
                           8/25/21 ...............................    1,160,617
                 942     Trust 1991-145, Class 145-S,
                           10/25/06 ..............................      976,765
                 147     Trust 1993-50, Class 50-SH,
                           1/25/23 ...............................      137,082
               1,959     Trust 1993-93, Class 93-S,
                           5/25/08 ...............................    1,997,399
               2,388     Trust 1993-113, Class 113-SB,
                           7/25/23 ...............................    2,461,411
                 642     Trust 1993-116, Class 116-SB,
                           7/25/23 ...............................      457,992
                 374@    Trust 1993-129, Class 129-SE,
                           8/25/08 ...............................      329,128
               3,708     Trust 1993-147, Class 147-S,
                           8/25/23 ...............................    3,411,255
                 173     Trust 1993-167, Class 167-SA,
                           9/25/23 ...............................      168,753
               5,739@    Trust 1993-169, Class 169-SC,
                           3/25/23 ...............................    3,978,389
               3,000     Trust 1993-170, Class 170-SC,
                           9/25/08 ...............................    2,896,020
               3,500     Trust 1993-179, Class 179-SB,
                           10/25/23 ..............................    2,752,969
                 170     Trust 1993-183, Class 183-SM,
                           10/25/23 ..............................      167,662
                 698     Trust 1993-201, Class 201-SA,
                           10/25/23 ..............................      385,640
               2,799     Trust 1993-208, Class 208-SE,
                           11/25/23 ..............................    2,079,589

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       ADJUSTABLE & INVERSE FLOATING
                       RATE MORTGAGES (CONT'D)
                       Federal National Mortgage Association,
                         REMIC Pass-Through
                         Certificates (cont'd)
            $  7,397     Trust 1993-214, Class 214-S,
                           12/25/08 .............................  $  6,753,949
               1,494     Trust 1993-214, Class 214-SH,
                           12/25/08 .............................     1,144,604
                 181     Trust 1993-224, Class 224-S,
                           11/25/23 .............................       140,673
                 115     Trust 1993-224, Class 224-SH,
                           11/25/23 .............................        90,796
               2,562     Trust 1993-247, Class 247-SN,
                           12/25/23 .............................     2,701,618
               2,629     Trust 1993-248, Class 248-FB,
                           9/25/23 ..............................     2,685,606
               2,413     Trust 1993-256, Class 256-F,
                           11/25/23 .............................     1,969,684
                 668     Trust 1994-19, Class 19-SB,
                           1/25/24 ..............................       442,290
                 375     Trust 1994-27, Class 27-SE,
                           3/25/23 ..............................       376,786
               1,000     Trust 1994-50, Class 50-S,
                           3/25/24 ..............................       868,930
               3,123     Trust 1999-1, Class 1-S,
                           7/25/23 ..............................     3,127,064
                       G. E. Capital Mortgage Services, Inc.,
Aaa            8,598     REMIC Certificate 94-7,
                           Class A-17,
                           2/25/09 ..............................     6,804,453
AAA           10,000     REMIC Certificate 94-16,
                           Class A-13,
                           8/25/24 ..............................     6,137,500
               1,526   Government National Mortgage
                         Association,
                         Trust 1999-37, Class 37-SA,
                           4/20/26 ..............................     1,308,112
Aaa            2,519   Kidder Peabody Acceptance Corp.,
                         Series 1993-1, Class-A6,
                           8/25/23 ..............................     1,784,422
                       Prudential Home Mortgage Securities Co.,
                       Mortgage Pass-Through Certificates,
AAA              743     Series 1993-43, Class A-16,
                           10/25/23 .............................       664,895
AAA            2,500     Series 1993-48, Class A-8,
                           12/25/08 .............................     1,969,375
AAA            8,929     Series 1993-50, Class A-12,
                           11/25/23 .............................     6,473,263
AAA            1,000     Series 1993-54, Class A-28,
                           1/25/24 ..............................       831,250
                                                                   ------------
                                                                    131,722,767
                                                                   ------------
                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES--23.2%
AAA              843   American Housing Trust III, Senior
                         Mortgage Pass-Through Certificates,
                         Series 1, Class 4, (REMIC),
                           3/25/19 ..............................        16,864
AAA              189   American Housing Trust VII, Senior
                         Mortgage Pass-Through Certificates,
                         Series A, Class 2,
                           11/25/20 .............................     1,357,043
                       BA Mortgage Securities, Inc.,
Aaa            1,861     Series 1997-1, Class X,
                           7/25/26 ..............................       362,886
AAA            1,962     Series 1998-1, Class 2X,
                           5/28/13 ..............................       388,472
AAA           31,792   Countrywide Funding Corp.,
                         Mortgage Certificates,
                         Series 1997-8, Class A-5,
                           1/25/28 ..............................       303,014
AAA           42,268   Credit Suisse First Boston
                         Mortgage Securities Corp. Trust,
                         Series 1997-C1, Class C1-AX,**
                           4/20/22 ..............................     3,285,128
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage Participation
                         Certificates,
              25,333     Series G-13, Class 13-PP,
                           5/25/21 ..............................     4,076,372
                  10     Series 1238, Class 1238-J,
                           1/15/07 ..............................       135,858
              11,880     Series 1353, Class 1353-S,
                           8/15/07 ..............................       845,173
                 105     Series 1388, Class 1388-I,
                           6/15/07 ..............................     2,874,365
               3,489     Series 1397, Class 1397-IO,
                           10/15/22 .............................       902,875
               2,709     Series 1632, Class 1632-S,
                           4/15/23 ..............................        36,376
               6,063     Series 1706, Class 1706-IA,
                           10/15/23 .............................       933,119
                 687     Series 1720, Class 1720-PK,
                           1/15/24 ..............................       172,944
              50,356     Series 1809, Class 1809-SC,
                           12/15/23 .............................     4,859,390
               3,261     Series 1882, Class 1882-PJ,
                           4/15/22 ..............................       434,698
               4,053     Series 1900, Class 1900-SV,
                           8/15/08 ..............................       263,516
              48,162     Series 1914, Class 1914-PC,
                           12/15/11 .............................       852,474


See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES (CONT'D)
                       Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage Participation
                       Certificates (cont'd)
             $ 3,297     Series 1917, Class 1917-AS,
                           5/15/08 ..............................    $  392,483
              17,938     Series 1946, Class 1946-SG,
                           3/15/24 ..............................     1,231,827
              15,106     Series 2002, Class 2002-HJ,
                           10/15/08 .............................     1,412,443
               8,071     Series 2037, Class 2037-IB,
                           12/15/26 .............................     1,655,040
               6,775     Series 2039, Class 2039-PI,
                           2/15/12 ..............................       991,962
               9,569     Series 2063, Class 2063-PI,
                           4/15/12 ..............................     1,408,415
               4,500     Series 2066, Class 2066-PJ,
                           12/15/26 .............................       961,030
              18,000     Series 2080, Class 2080-PL,
                           1/15/27 ..............................     4,349,700
                  32     Series 2099, Class 2099-JB,
                           9/15/22 ..............................     1,302,020
              12,030     Series 2103, Class 2103-PI,
                           5/15/12 ..............................     2,037,502
              23,000     Series 2130, Class 2130-SC,
                           3/15/29 ..............................     1,746,563
              10,674     Series 2140, Class 2140-UK,
                           9/15/11 ..............................     1,534,417
               7,821     Series 2190, Class 2190-SC,
                           10/15/14 .............................     1,305,111
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
                   7     Trust G50, Class 50-G,
                           12/25/21 .............................       164,901
               1,893     Trust G92-5, Class 5-H,
                           1/25/22 ..............................       488,941
                   5     Trust G92-12, Class 12-C,
                           2/25/22 ..............................       108,178
               6,702     Trust G92-60, Class 60-SB,
                           10/25/22 .............................       337,861
              17,717     Trust 301, Class 2,
                           4/01/29 ..............................     5,431,465
              30,510     Trust 302, Class 2,
                           6/01/29 ..............................     9,429,349
                 754     Trust 1992-187, Class 187-JA,
                           10/25/06 .............................        30,763
               5,587     Trust 1993-46, Class 46-S,
                           5/25/22 ..............................       199,744
               4,000     Trust 1993-196, Class 196-SC,
                           10/25/08 .............................     3,831,320
               8,913     Trust 1993-199, Class 199-SB,
                           10/25/23 .............................       278,627
              13,466     Trust 1993-201, Class 201-JC,
                           5/25/19 ..............................       931,459
               2,648     Trust 1993-202, Class 202-QA,
                           6/25/19 ..............................       162,249
              12,370     Trust 1995-26, Class 26-SW,
                           2/25/24 ..............................     1,375,054
              12,371     Trust 1996-68, Class 68-SC,
                           1/25/24 ..............................       681,512
              39,712     Trust 1997-37, Class 37-SE,
                           10/25/22 .............................       654,432
               9,304     Trust 1997-50, Class 50-SI,
                           4/25/23 ..............................       261,672
              35,476     Trust 1997-65, Class 65-SB,
                           3/25/24 ..............................       735,151
              27,000     Trust 1997-65, Class 65-SG,
                           6/25/23 ..............................     2,477,250
              11,139     Trust 1997-76, Class 76-SP,
                           12/25/23 .............................       866,347
              51,000@    Trust 1997-90, Class 90-M,
                           1/25/28 ..............................    14,923,620
              10,328     Trust 1998-12, Class 12-PL,
                           7/18/19 ..............................       909,359
               7,378     Trust 1998-25, Class 25-PG,
                           3/18/22 ..............................       925,237
               6,061     Trust 1999-W4, Class W4-IO,
                           12/25/28 .............................     1,644,053
              36,742     Trust 2000-2, Class 2-ID,
                           3/25/23 ..............................       562,607
AAA              521   First Boston Mortgage Securities Corp.,
                         Series 1987-C, Class C-Z,
                           4/25/17 ..............................       145,334
AAA           43,859   GMAC Commercial Mortgage
                         Securities, Inc.,
                         Trust 1997-C1, Class C1-X,
                           7/15/27 ..............................     3,159,863
AAA           51,896   Goldman Sachs Mortgage
                         Securities Corp., Mortgage
                         Participation Certificates,
                         Series 1998-5, Class 5,**
                           6/19/27 ..............................     1,273,072
                       Government National Mortgage
                         Association,
               4,785     Trust 1998-14, Class 14-PK,
                           11/20/26 .............................       847,384
               8,000     Trust 1999-3, Class 3-S,
                           2/16/29 ..............................       345,000
              18,122     Trust 1999-5, Class 5-S,
                           2/16/29 ..............................       498,348
              58,733     Trust 1999-8, Class 8-S,
                           3/16/29 ..............................     1,560,083
AAA           32,344   Hanover Grantor Trust,
                         Series 1999-1, Class 1-A,**
                           8/01/27 ..............................     1,051,169

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES (CONT'D)
AAA          $35,510   Headlands Mortgage Securities, Inc.,
                         Mortgage Certificates,
                         Series 1997-1, Class X-1,
                           3/25/27 ..............................  $    637,089
Aaa              645   Kidder Peabody Acceptance Corp.,
                         Series B, Class B-2,
                         4/22/18 ................................       148,784
AAA           14,090   Merrill Lynch Mortgage Investors, Inc.,
                         Mortgage Pass-Through Certificates,
                         Series 95-C2, Class-IO,
                           6/15/21 ..............................       345,898
AAA           18,351@  Morgan Stanley Capital 1, Inc.,
                         Series 1997-HF1, Class HF1-X,**
                           6/15/17 ..............................     1,156,578
Aaa          108,526   Prudential Home Mortgage Securities Co.,
                         Mortgage Pass-Through Certificates,
                         Series 1994-5, Class A-9,
                           2/25/24 ..............................       983,516
AAA                2   Prudential Securities, Inc.,
                         Trust 15, Class 1-G, 5/20/21 ...........       149,704
              64,903   Small Business Administration,
                         Series 2000-1, Class 1-I0,
                           4/01/15 ..............................     2,078,925
AAA               10   Structured Asset Securities Corp.,
                         Series 1991-2, Class GA,
                           12/20/21 .............................       294,986
             420,424   United States Department
                         Veteran Affairs,
                         Trust 1999-2, Class 1,
                           5/15/29 ..............................     1,123,793
                                                                   ------------
                                                                    105,639,757
                                                                   ------------
                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES--13.3%
Aaa              607   Chase Mortgage Finance Corp.,
                         Mortgage Pass-Through Certificates,
                         Series 1994-A, Class A-P,
                           1/25/10 ..............................       479,683
AAA              475   Collateralized Mortgage Obligation Trust,
                         Trust 29, Class A,
                           5/23/17 ..............................       377,941
                       Drexel Burnham Lambert, Inc.,
AAA              173     Trust K, Class K-1,
                           9/23/17 ..............................       139,126
AAA            1,815     Trust V, Class V-1A,
                           9/01/18 ..............................     1,408,025
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage Participation
                         Certificates,
               2,666     Series G-50, Class 50-AM,
                           4/25/24 ..............................     1,681,133
               1,852     Series T-8, Class A-10,
                           11/15/28 .............................     1,240,115
                 655     Series 1418, Class 1418-M,
                           11/15/22 .............................       292,450
               2,653     Series 1571, Class 1571-G,
                           8/15/23 ..............................     1,290,061
              11,971     Series 1686, Class 1686-B,
                           2/15/24 ..............................     7,220,502
               1,583     Series 1691, Class 1691-G,
                           3/15/24 ..............................     1,230,926
               2,881     Series 1739, Class 1739-B,
                           2/15/24 ..............................     2,178,809
                 785     Series 1750, Class 1750-PC,
                           3/15/24 ..............................       708,833
               1,388     Series 1857, Class 1857-PB,
                           12/15/08 .............................     1,201,646
               5,500     Series 2009, Class 2009-HJ,
                           10/15/22 .............................     3,482,160
               8,019     Series 2082, Class 2082-PN,
                           1/15/24 ..............................     3,796,395
                 900     Series 2087, Class 2087-PO,
                           9/15/25 ..............................       543,861
               1,027     Series 2162, Class 2162-L,
                           6/15/29 ..............................       400,418
               2,354     Series 2169, Class 2169-EA,
                           6/15/29 ..............................     1,135,287
               2,121     Series 2217, Class 2217-PO,
                           2/15/30 ..............................     1,510,125
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               1,428     Trust G93-2, Class 2-KB,
                           1/25/23 ..............................       781,464
               2,369     Trust 225, Class 1,
                           2/01/23 ..............................     1,915,942
               2,106     Trust 279, Class 279-1,
                           7/01/26 ..............................     1,681,722
                 429     Trust 1991-7, Class 7-J,
                           2/25/21 ..............................       338,559
                 123@    Trust 1993-213, Class 213-H,
                           9/25/23 ..............................       123,368
                 745     Trust 1994-9, Class 9-C,
                           8/25/23 ..............................       690,846
               1,030     Trust 1996-5, Class 5-NH,
                           4/25/24 ..............................       571,706
                 767     Trust 1996-5, Class 5-PV,
                           11/25/23 .............................       671,029
              14,300     Trust 1996-14, Class 14-PE,
                           8/25/23 ..............................     6,095,375
               3,151     Trust 1996-38, Class 38-E,
                           8/25/23 ..............................       976,803
               2,216     Trust 1996-54, Class 54-M,
                           9/25/26 ..............................     1,418,147

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES (CONT'D)
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates (cont'd)
             $ 1,418     Trust 1997-85, Class 85-EL,
                           7/25/23 ..............................    $1,097,712
                 279     Trust 1997-85, Class 85-LE,
                           10/25/23 .............................       236,656
               9,000     Trust 1998-26, Class 26-L,
                           3/25/23 ..............................     6,119,717
               1,118     Trust 1998-48, Class 48-P,
                           8/18/28 ..............................       704,799
               2,321     Trust 1999-W4, Class W4-PO,
                           2/25/29 ..............................     1,371,713
AAA            1,272   First Union Residential, Mortgage
                         Certificates, Series 1999-A,
                         Class 11-AP,
                           3/25/15 ..............................       881,938
AAA           13,000   Fund America Investment Corp.,
                         Series 1993-C, Class B,
                           4/29/30 ..............................     2,106,559
               2,202   Government National Mortgage
                         Association,
                         Trust 1999-40, Class N,
                           6/20/27 ..............................     1,433,502
                       Housing Security, Inc.,
AAA              125     Series 1992-EB, Class B-8,
                           9/25/22 ..............................        96,833
AAA              440     Series 1993-D, Class D-8,
                           6/25/23 ..............................       340,248
AAA              420   Structured Mortgage Asset Trust,
                         Series 1993-3C, Class CX,
                           4/25/24 ..............................       295,431
                                                                   ------------
                                                                     60,267,565
                                                                   ------------
                       COMMERCIAL MORTGAGE-BACKED
                       SECURITIES--3.9%
AAA            6,000   Merrill Lynch Mortgage Investors, Inc.,
                         Series 1996-C1, Class A-3,
                           7.42%, 4/25/28 .......................     6,056,523
AAA           10,250   NYC Mortgage Loan Trust,
                         Series 1996, Class A-2,**
                           6.75%, 6/25/11 .......................     9,702,266
AAA            2,000   PaineWebber Mortgage Acceptance
                         Corp. IV, Series 1995-M1, Class B,**
                           6.95%, 1/15/07 .......................     1,987,763
                                                                   ------------
                                                                     17,746,552
                                                                   ------------
                       ASSET-BACKED SECURITIES--0.1%
AAA              475@  Chase Manhattan Grantor Trust,
                         Series 1996-B, Class A,
                           6.61%, 9/15/02 .......................       474,553
                                                                   ------------
                       U.S. GOVERNMENT AND AGENCY
                       SECURITIES--8.4%
                       Overseas Private Investment Corp.,
                 264     5.46%, 5/29/12 .........................       243,084
                 240     5.79%, 5/29/12 .........................       218,467
                 310     5.88%, 5/29/12 .........................       290,259
                 200     6.27%, 5/29/12 .........................       192,635
                 351     6.81%, 5/29/12 .........................       336,521
                 400     6.84%, 5/29/12 .........................       393,604
               2,945     6.89%, 5/29/12 .........................     2,841,671
                 920     6.91%, 5/29/12 .........................       889,141
                 250     7.35%, 5/29/12 .........................       250,789
                       Small Business Administration,
               3,645     Series 1996-20E,
                           7.60%, 5/01/16 .......................     3,706,806
               3,120     Series 1996-20F,
                           7.55%, 6/01/16 .......................     3,164,284
               3,156     Series 1996-20G-1,
                           7.70%, 7/01/16 .......................     3,228,224
               3,108     Series 1996-20H,
                           7.25%, 8/01/16 .......................     3,101,664
               5,745     Series 1996-20K,
                           6.95%, 11/01/16 ......................     5,638,855
               2,418     Series 1997-20C,
                           7.15%, 3/01/17 .......................     2,399,774
               4,619     Series 1998-P10A-1,
                           6.12%, 2/01/08 .......................     4,350,748
               6,500@  United States Treasury Notes,
                           6.75%, 5/15/05 .......................     6,740,195
                                                                   ------------
                                                                     37,986,721
                                                                   ------------
                       COLLATERALIZED MORTGAGE OBLIGATION
                       RESIDUALS***
AAA               25   Collateralized Mortgage Obligation Trust,
                         Series 13, Class R, 1/20/03 ............        50,250
AAA               45   FBC Mortgage Securities Trust 16,
                         CMO, Series A-1, 7/01/17 ...............       117,265
                                                                   ------------
                                                                        167,515
                                                                   ------------
                       Total long-term investments
                         (cost $523,556,346) ....................   509,712,669
                                                                   ------------
                       SHORT-TERM INVESTMENTS--0.4%
                       DISCOUNT NOTE
               1,600   Federal Home Loan Bank,
                         6.40%, 11/01/00
                         (cost $1,600,000) ......................     1,600,000
                                                                   ------------
                       Total investments, before investments
                         sold short--112.5%
                         (cost $525,156,346) ....................   511,312,669
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                       INVESTMENTS SOLD SHORT--(5.7%)
                       United States Treasury Notes,
            $(24,635)    5.75%, 8/15/10 .........................  $(24,611,843)
              (1,150)    6.50%, 2/15/10 .........................    (1,203,728)
                                                                   ------------
                         (proceeds $25,833,185) .................   (25,815,571)
                                                                   ------------
                       Total investments, net of investments
                         sold short--106.8%
                         (cost $499,323,161) ....................   485,497,098
                       Liabilities in excess of
                         other assets--(6.8)% ...................   (30,986,725)
                                                                   ------------
              NET ASSETS--100% ..................................  $454,510,373
                                                                   ============

--------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities
    Act of 1993. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid securities representing 0.04% of net assets.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.


--------------------------------------------------------

                  KEY TO ABBREVIATIONS:
        CMO -- Collateralized Mortgage Obligation.
      REMIC -- Real Estate Mortgage Investment Conduit.

--------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $525,156,346) (Note 1) ...........     $511,312,669
Cash .........................................................          126,081
Deposits with brokers as collateral for
  securities sold short (Note 1) .............................       26,204,231
Interest receivable ..........................................        9,506,378
Interest rate caps, at value
  (amortized cost $3,261,314) (Notes 1 & 3) ..................        1,344,381
Interest rate swaps, at value (amortized
  cost $(141,027)) (Notes 1 & 3) .............................          592,434
Due from broker - variation margin (Notes 1 & 3) .............          713,498
Receivable for investments sold ..............................           44,908
Other assets .................................................           15,107
                                                                   ------------
                                                                    549,859,687
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ......................        64,460,375
Investments sold short, at value
  (proceeds $25,833,185) (Note 1) ...........................        25,815,571
Interest payable ............................................         2,863,382
Due to broker--collateral on interest rate swaps ............         1,792,000
Investment advisory fee payable (Note 2) ....................           141,904
Administration fee payable (Note 2) .........................            77,416
Deferred directors fees (Note 1) ............................            15,107
Other accrued expenses ......................................           183,559
                                                                   ------------
                                                                     95,349,314
                                                                   ------------
NET ASSETS ..................................................      $454,510,373
                                                                   ============
Net assets were comprised of:
  Common stock at par (Note 5) ..............................      $    628,499
  Paid-in capital in excess of par ..........................       563,355,769
                                                                   ------------
                                                                    563,984,268
Undistributed net investment income .........................         9,458,937
Accumulated net realized loss                                      (101,979,194)
Net unrealized depreciation                                         (16,953,638)
                                                                   ------------
Net assets, October 31, 2000                                       $454,510,373
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($454,510,373 / 62,849,878 shares of
  common stock issued and outstanding)                                    $7.23
                                                                          =====



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization of
  $15,293,517 and interest expense of $7,716,145) ...............  $ 36,578,104
                                                                   ------------
Operating Expenses
  Investment advisory ...........................................     2,928,176
  Administration ................................................       900,977
  Reports to shareholders .......................................       174,000
  Transfer agent ................................................       149,000
  Independent accountants .......................................       147,000
  Custodian .....................................................       140,000
  Directors .....................................................        69,000
  Registration ..................................................        54,000
  Legal .........................................................        20,000
  Miscellaneous .................................................       144,188
                                                                   ------------
    Total operating expenses ....................................     4,726,341
                                                                   ------------
Net investment income ...........................................    31,851,763

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
  Investments ...................................................     2,686,885
  Interest rate swaps ...........................................       433,500
  Interest rate caps ............................................      (182,869)
  Short sales ...................................................    (1,617,984)
  Futures .......................................................    (2,045,514)
                                                                   ------------
                                                                       (725,982)
                                                                   ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ...................................................     2,293,392
  Interest rate swaps ...........................................       807,461
  Interest rate caps ............................................       636,166
  Futures .......................................................      (371,474)
  Short sales ...................................................    (4,027,808)
                                                                   ------------
                                                                       (662,263)
                                                                   ------------
Net loss on investments .........................................    (1,388,245)
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .......................................  $ 30,463,518
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations ...............................................      $  30,463,518
                                                                  -------------
Decrease in investments ....................................        108,553,336
Net realized loss ..........................................            725,982
Increase in unrealized depreciation ........................            662,263
Decrease in interest rate caps .............................          2,237,570
Increase in interest receivable ............................         (3,300,878)
Increase in due from broker-variation margin ...............         (1,771,566)
Decrease in receivable for investments sold ................         15,280,619
Decrease in payable for investments sold short .............        (94,811,879)
Increase in interest rate swap .............................            141,027
Increase in appreciation on interest rate swaps ............           (807,461)
Increase in interest payable ...............................            304,643
Decrease in deposits with brokers for
  securities sold short ....................................         94,808,269
Increase in accrued expenses and other liabilities .........          1,598,377
                                                                  -------------
Total adjustments ..........................................        123,620,302
                                                                  -------------
Net cash flows provided by operating activities ............      $ 154,083,820
                                                                  =============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ............      $ 154,083,820
                                                                  -------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ................       (121,991,113)
  Cash dividends paid ......................................        (35,352,025)
                                                                  -------------
Net cash flows used for financing activities ...............       (157,343,138)
                                                                  -------------
  Net decrease in cash .....................................         (3,259,318)
  Cash at beginning of year ................................          3,385,399
                                                                  -------------
  Cash at end of year ......................................      $     126,081
                                                                  =============



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
                                                    2000                1999
                                                   -------             -------
INCREASE (DECREASE)
IN NET ASSETS

Operations:


Net investment income ..................      $  31,851,763       $  46,060,724)


Net realized loss ......................           (725,982)        (33,907,437)


Net change in unrealized
  depreciation .........................           (662,263)        (16,477,021)
                                              -------------       -------------


Net increase (decrease) in
  net assets resulting from
  operations ...........................         30,463,518          (4,323,734)


Dividends from net investment
  income ...............................        (35,352,025)        (35,352,115)
                                              -------------       -------------


Total decrease .........................         (4,888,507)        (39,675,849)


Net Assets

Beginning of year ......................        459,398,880         499,074,729
                                              -------------       -------------


End of year (including undis-
  tributed net investment
  income of $9,458,937 and
  $12,959,199, respectively) ...........      $ 454,510,373       $ 459,398,880
                                              =============       =============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                    -----------------------------------------------------
                                                                      2000       1999       1998        1997       1996
                                                                    --------   --------   ---------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...........................      $   7.31   $   7.94   $    8.12   $   7.61   $   7.66
                                                                    --------   --------   ---------   --------   --------
Net investment income (net of $0.12, $0.16, $0.19, $0.18, and
$0.17, respectively, of interest expense) ....................           .50        .73         .62        .58        .55
Net realized and unrealized gain (loss) on investments .......          (.02)      (.80)       (.24)       .49       (.01)
                                                                    --------   --------   ---------   --------   --------
Net increase (decrease) from investment operations ...........           .48       (.07)        .38       1.07        .54
                                                                    --------   --------   ---------   --------   --------
Dividends and distributions:
Dividends from net investment income .........................          (.56)      (.56)       (.56)      (.56)      (.55)
Distributions in excess of net investment income .............            --         --          --         --       (.04)
                                                                    --------   --------   ---------   --------   --------
Total dividends and distributions ............................          (.56)      (.56)       (.56)      (.56)      (.59)
                                                                    --------   --------   ---------   --------   --------
Net asset value, end of year* ................................      $   7.23   $   7.31   $    7.94   $   8.12   $  7.61
                                                                    ========   ========   =========   ========   =======
Per share market value, end of year* .........................      $   6.38   $   6.13   $    6.94   $   6.88   $   6.25
                                                                    ========   ========   =========   ========   =======
TOTAL INVESTMENT RETURN+ .....................................         14.01%     (4.04%)      9.29%     19.68%     (5.36%)
                                                                    ========   ========   =========   ========   =======

RATIOS TO AVERAGE NET ASSETS:

Operating expenses ...........................................          1.05%      1.01%       1.01%      1.02%      1.08%
Operating expenses and interest expense ......................          2.78%      3.03%       3.33%      3.44%      3.38%
Net investment income ........................................          7.11%      9.54%       7.74%      7.63%      7.36%

SUPPLEMENTALDATA:

Average net assets (in thousands) ............................      $448,027   $482,685   $ 506,858   $474,903   $473,056
Portfolio turnover ...........................................           114%       144%        214%       220%       440%
Net assets, end of year (in thousands) .......................      $454,510   $459,399   $ 499,075   $510,230   $478,085
Reverse repurchase agreements outstanding,
  end of year (in thousands) .................................      $ 64,460   $186,451   $ 198,336   $228,530   $204,438
Asset coverage++ .............................................      $  8,095   $  3,478   $   3,520   $  3,233   $  3,339

-----------

    * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

    + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The  BlackRock  Income  Trust  Inc.  (the  "Trust"),   a
& ACCOUNTING            Maryland  corporation,   is  a  diversified   closed-end
POLICIES                management in-vestment company. The investment objective
                        of  the  Trust  is  to  achieve  high   monthly   income
consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporar-ily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold.

   Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock  Advisors,  Inc. (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCFinancial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments  and dollar rolls,  for the year
                        ended  October  31,  2000  aggregated  $663,843,921  and
                        $700,372,193, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2000, the Trust held 4.1% of its assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at October 31, 2000 was $525,156,346 and, accordingly, net unrealized depreciation for federal income tax purposes was $13,843,677 (gross unrealized appreciation $16,416,471; gross unrealized depreciation $30,260,148).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 2000 of approximately $104,060,000 of which approximately $3,440,300 will expire in 2001, approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, approximately $33,108,000 will expire in 2007, and approximately $1,352,200 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at October 31, 2000 are as follows:


                                                            VALUE AT       UNREALIZED
NUMBER OF                   EXPIRATION     VALUE AT        OCTOBER 31,    APPRECIATION
CONTRACTS          TYPE        DATE       TRADE DATE          2000       (DEPRECIATION)
----------         ----     ----------    ----------       ----------    --------------
Long Position:
     36         5yr T-Note   Dec. 2000   $  3,602,813     $  3,612,375  $     9,562
Short Positions:
   (400)       10yr T-Bond   Dec. 2000    (40,071,508)    (40,281,250)     (209,742)
  (1,244)      30yr T-Bond   Dec. 2000   (122,461,702)   (124,205,625)   (1,743,923)
                                                                        -----------
                                                                        $(1,944,103)
                                                                        ===========

   The Trust holds four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at October 31, 2000 are as follows:

 NOTIONAL                                                               VALUE AT      UNREALIZED
  AMOUNT     FIXED     FLOATING          TERMINATION   AMORTIZED       OCTOBER 31,   APPRECIATION
  (000)      RATE        RATE                DATE        COST            2000        (DEPRECIATION)
----------   ----     ------------      -------------  --------       ----------    --------------
$ 50,000     6.00%    3 mth. LIBOR         2/19/02    $   419,331     $  443,991    $     24,660
 100,000     6.50%    3 mth. LIBOR         4/4/02       1,020,378        360,000        (660,378)
 100,000     7.25%    3 mth. LIBOR         4/23/03      1,188,020        310,000        (878,020)
 100,000     7.75%    3 mth. LIBOR         5/4/03         633,585        230,390        (403,195)
                                                      -----------     ----------    ------------
                                                      $ 3,261,314     $1,344,381    $ (1,916,933)
                                                      ===========     ==========    ============

   Details of open interest rate swaps at October 31, 2000 are as follows:

NOTIONAL                                                          UNREALIZED
 AMOUNT                      FIXED     FLOATING   TERMINATION    APPRECIATION
  (000)          TYPE        RATE        RATE         DATE       (DEPRECIATION)
--------         ----        -----   ------------ ----------     --------------
$100,000    Interest Rate    6.85%   6 mth. LIBOR     9/6/02      $  326,540
 (50,000)   Interest Rate    6.95%   6 mth. LIBOR     9/6/10        (263,800)
 100,000    Interest Rate    7.20%   6 mth. LIBOR    6/16/02         790,760
 (20,000)   Interest Rate    7.50%   1 mth. LIBOR    4/25/02        (120,039)
                                                                  ----------
                                                                  $  733,461
                                                                  ==========



NOTE 4. BORROWINGS      REVERSE  REPURCHASE  AGREEMENTS:  The Trust  enters into
                        reverse  repurchase  agreements  with  qualified,  third
party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the period ended October 31, 2000 was approximately $127,266,256 at a weighted average interest rate of approximately 6.06%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $185,097,256 as of March 31, 2000, which was 29.78% of total assets.

   The Trust did not enter into any dollar roll transactions during the year ended October 31, 2000.

NOTE 5. CAPITAL         There are 200  million  shares of $.01 par value  common
                        stock authorized.  Of the 62,849,878 shares  outstanding
at October 31, 2000, the Advisor owned 10,753 shares.

NOTE 6. DIVIDENDS       Subsequent  to October 31, 2000,  the Board of Directors
                        of  the  Trust  declared  dividends  from  undistributed
earnings of $0.046875 per share payable November 30, 2000 to shareholders of record on November 15, 2000.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. (the "Trust") as of October 31, 2000 and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 2000 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
-----------------------

New York, New York
December 8, 2000

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends paid by the Trust duing its fiscal year ended October 31, 2000.

      During the fiscal year ended October 31, 2000, the Trust paid dividends of $0.5625 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to miantain high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of September 30, 2000, The advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end equity and bond funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated but deemed by the Advisor to be of comparable quality). Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the NewYork Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. the Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high montly income consistent with preservation of capital, there can be no assurance that this objective will be achieved. DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage. MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):      Mortgage  instruments  with  interest  rates that
                               adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:
CLOSED-END FUND:               Securities backed by various types of receivables
                               such as automobile  and credit card  receivables.
                               Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange.
                               The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS                    (CMOS): Mortgage-backed securities which separate
                               mortgage   pools  into   short-,   medium-,   and
                               long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):      Mortgage-backed  securities  secured or backed by
                               mortgage loans on commercial properties.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock price the fund is said to be trading at a discount.

DIVIDEND:                      Income generated by securities in a portfolio and
                               distributed to  shareholders  after the deduction
                               of   expenses.   The  Trust   declares  and  pays
                               dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders  may elect to have all dividends and
                               distributions  of  capital  gains   automatically
                               reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                          Government National Mortgage Association,  a U.S.
                               government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:      Mortgage  securities  including CMBS that receive
                               only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING
RATE MORTGAGE:                 Mortgage  instruments with coupons that adjust at
                               periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                               (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:        Mortgage-backed securities issued by FNMA, FHLMC,
                               FHA or GNMA.

NET ASSET VALUE (NAV):         Net asset value is the total  market value of all
                               securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:     Mortgage   securities   that   receive  only  the
                               principal  cash flows from an underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as a strip.

PROJECT LOANS:                 Mortgages for multi family, low- to middle-income
                               housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENT:                     In a  reverse  repurchase  agreement,  the  Trust
                               sells securities and agrees to repurchase them at
                               a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                    Arrangements   in  which  a  pool  of  assets  is
                               separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------------------------

                                                                        STOCK      MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                       ------       ------
The BlackRock Income Trust Inc.                                         BKT           N/A
The BlackRock North American Government Income Trust Inc.               BNA           N/A
The BlackRock High Yield Trust                                          BHY           N/A

TERM TRUSTS

The BlackRock 2001 Term Trust Inc.                                      BTM          06/01
The BlackRock Strategic Term Trust Inc.                                 BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT          12/04
The BlackRock Advantage Term Trust Inc.                                 BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT          12/09



TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------------------
                                                                        STOCK      MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                       ------       ------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS           N/A
The BlackRock Strategic Municipal Trust                                 BSD           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                          BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT          12/10



                 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO
                NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue

New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[Logo] Printed on recycled paper                                     09247F-10-0






THE BLACKROCK
INCOME
TRUST INC.
=================
ANNUAL REPORT
OCTOBER 31, 2000